SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)       May 13, 1999



                     CYPRESS EQUIPMENT FUND, LTD.
         (Exact Name of Registrant as Specified in its Charter)



           Florida                      0-19021               59-2927387
(State or other jurisdiction of        (Commission       (I.R.S. Employer
 incorporation or organization)        File Number)     Identification No.)


  880 Carillon Parkway, St. Petersburg, Florida              33716
     (Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number (Including Area Code)    (727) 573-3800





Item 2    Acquisition or Disposition of Assets

     On May 13, 1999, Cypress Equipment Fund II, Ltd., a Florida limited partnership, ("Seller"), sold its 50% share of two Power Blocks with the major components and spare parts to PP&L, Inc. ("Buyer").

     The sale totaled an aggregate amount of $7,950,000.


Item 7.   Financial Statements, Proforma Financial Information and Exhibits

          (c)  Exhibits (to be sent in paper format)


28.49    Bill of Sale dated the 13th of May, 1999, between State Street
         Bank and Trust Company ("Seller"); not in its individual capacity but solely as successor Trustee under a certain Trust Agreement dated as of December 30, 1970, between Edward C. Laber and Jane S. Kubiak as Trustees and Pennsylvania Power and Light Company
         (now PP&L,Inc.); Access Turbine Corporation ("Seller"); and
         Cypress Equipment Fund II, Ltd. ("Seller") and PP&L, Inc. ("Buyer").




                      SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                                   Cypress Equipment Fund, Ltd.
                                     A Florida Limited Partnership

                                   RJ Leasing - 2, Inc.
                                     A General Partner



Date:  July 9, 1999                /s/ J. Davenport Mosby, III
                                   J. Davenport Mosby, III
                                   President